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                    RECEIPT, RELEASE AND SETTLEMENT AGREEMENT

         This RECEIPT, RELEASE AND SETTLEMENT AGREEMENT (the "Agreement") is made and entered into to be effective as of this 13th day of August, 1999, by and among COMMERCIAL ASSETS, INC., Maryland corporation ("CAX") and CASA ENCANTA COMMERCIAL, L.L.C., an Arizona limited liability company, FIESTA/ENCANTA, L.L.C., an Arizona limited liability company, FIESTA MHP INVESTORS, L.L.C., an Arizona limited liability company, FIESTA SPE, L.L.C., an Arizona limited liability company, SOUTHERN PALMS MHP, L.L.C., an Arizona limited liability company, NORMAN ANDRUS an individual, THE NORMAN ANDRUS IRREVOCABLE TRUST (created under agreement dated 7/20/97, and herein referred to as "Andrus") (collectively, "Borrower").

                                    RECITALS

         WHEREAS, CAX is the holder in due course of certain promissory notes and the beneficiary of certain security instruments all of which relate to loans made to and guaranteed by Borrower, which were made for the purpose of acquiring and improving the mobile home and related property generally located on the real property described on Exhibit "A", attached hereto (such notes, security instruments, and other agreements, certifications and documents herein, the "Loan Documents");

         AND WHEREAS, Borrower has failed to perform and observe its covenants under the Loan Documents, including without limitation, the agreement to pay certain installments of interest and principal and to complete certain improvements as required by the Loan Documents;

         AND WHEREAS, the parties entered into that Letter Agreement dated July 1, 1999 (the "Forbearance Agreement"), pursuant to which CAX and Borrower agreed that notwithstanding the present and existing and continuing defaults by Borrower under the various Loan Documents, Borrower would be given an opportunity to satisfy in full the obligations due CAX under the Loan Documents, including the participating interest provided to CAX as set forth therein;

         AND WHEREAS Borrower has failed to make the Earnest Money Deposit as required in the Forbearance Agreement;

         AND WHEREAS pursuant to its rights under the Forbearance Agreement, CAX has duly elected to exercise its "Call" right (as defined therein) for the sum of $1.00 in cash, in exchange for the release by Borrower from all liabilities set forth in the applicable Loan Documents;

         THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. The parties incorporate into this Agreement the foregoing recitals and hereby confirm the accuracy thereof;

     2. On or about the execution of this Agreement, CAX shall tender, and by execution hereof, Borrower acknowledges receipt of, the sum of $1.00 in cash.

     3. Borrower agrees that all rights, titles and interests it or any affiliates, assignees or assigns holds in the property described on Exhibit A hereto, or in the limited liability companies listed and identified as "Borrower" in the first paragraph of this Agreement, shall be relinquished and transferred in favor of CAX. Borrower expressly acknowledges and agrees the Assignment and Assumption of Membership Interests previously executed and delivered by Andrus on or about July 14, 1999 and delivered to CAX, for the property described on Exhibit "A" hereto, remains valid as a conveyance and the representations, warranties and certifications set forth therein, remain true and correct.

     4. CAX hereby releases Borrower from any further liability set forth in the Loan Documents which evidence, govern or secure the loan made by CAX which covers the property attached hereto as Exhibit "A". CAX shall execute such further acknowledgements of said release as may be reasonably requested by Borrower from time to time. In addition, CAX shall release the encumbrances of record which encumber property which is adjacent to, but not a part of the property described on Exhibit "A" hereto, otherwise known by the parties as the "Commercial Parcels", and not utilized in the operation of the mobile home park known as SOUTHERN PALMS, FIESTA MHP or CASA ENCANTA MHP or any ancillary facilities (including entranceways) utilized or to be utilized in the operation thereof.

     5. In consideration of the foregoing, Borrower does hereby jointly and severally release, acquit and forever irrevocably discharge CAX and its affiliates, successors, assigns, officers, representatives and agents
(including, without limitation, Community Acquisition and Development Corporation) of and from any and all claims, actions, causes of action, damages, costs, losses, expenses, and attorney's fees, in law or in equity, which are or could be asserted in regard to the loan transaction contemplated by the Loan Documents, or any matter relating thereto.

     6. In consideration of the foregoing, CAX does hereby jointly and severally release, acquit and forever irrevocably discharge Borrower and its affiliates, successors, assigns, officers, representatives and agents of and from any and all claims, actions, causes of action, damages, costs, losses, expenses, and attorney's fees, in law or in equity, which are or could be asserted in regard to the loan transaction contemplated by the Loan Documents, or any matter related thereto.

     7. Each party agrees to cooperate fully, to execute any and all necessary supplementary documents and to undertake any reasonable additional actions which may be necessary, desirable or appropriate to effectuate the terms, conditions and intent of this Agreement, which are not inconsistent with the terms hereof.

     8. Each party acknowledges that they have read and understood the terms of this Agreement, and that each such party intends to be legally bound hereby. This Agreement may be executed in counterpart, each of which will be effective upon the signature of a corresponding counterpart by all parties.

     9. In any action hereafter to enforce, based upon, arising out of this Agreement, the prevailing party shall be entitled to its costs and expenses, including reasonable attorney's fees, as allowed by law.


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

     10. This Agreement shall be construed according to the laws of the State of Arizona.

     11. Each party by signing below represents and warrants that it has sufficient capacity to sign on behalf of and bind the entity for which its signature stands.

         Dated to be effective as of the date first written above.



                                          The Norman Andrus Irrevocable Trust,
                                          u/a/d July 20, 1997


                                          By: /s/Norman Andrus
                                                   Norman Andrus, Sole Trustee

                                          And
                                          By: /s/Norman Andrus
                                                   Norman Andrus, a single man


                                          FIESTA SPE, L.L.C., an Arizona limited
                                          liability company

                                          By:      Fiesta Manager SPE, L.L.C.,
                                                   an Arizona limited liability
                                                   company, Managing Member

                                                   By:   Community Acquisition
                                                         and Development
                                                         Corporation, a Delaware
                                                         corporation, Managing
                                                         Member


                                                         By: /s/Joseph W. Gaynor
                                                              Joseph W. Gaynor,
                                                              President

                                          COMMUNITY ACQUISITION AND DEVELOPMENT
                                          CORPORATION, a Delaware corporation


                                          By: /s/Joseph W. Gaynor
                                                   Joseph W. Gaynor, President



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



                                          SOUTHERN PALMS MHP, L.L.C., an Arizona
                                          limited liability company

                                                   By: /s/Norman Andrus
                                                      Norman Andrus, Its Manager

                                                   By: Community Acquisition and
                                                       Development Corporation,
                                                       a Delaware corporation,
                                                       as its Manager

                                                   By: /s/Joseph W. Gaynor
                                                     Joseph W. Gaynor, President

                                          CASA ENCANTA COMMERCIAL, L.L.C., an
                                          Arizona limited liability company

                                          By:      Community Acquisition and
                                                   Development Corporation, its
                                                   Manager


                                                   By: /s/Joseph W. Gaynor
                                                     Joseph W. Gaynor, President


                                          By: /s/Norman Andrus
                                                   Norman Andrus, Manager

                                          Fiesta/Encanta MHP, L.L.C., an Arizona
                                          limited liability company


                                          By: /s/Norman Andrus
                                                   Norman Andrus, Manager

                                          Fiesta MHP Investors, L.L.C., an
                                          Arizona limited liability company


                                          By:      Community Acquisition and
                                                   Development Corporation


                                                   By: /s/Joseph W. Gaynor
                                                     Joseph W. Gaynor, President



767773/10169-0001









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